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                                                                   EXHIBIT 10.21

                                  FEE AGREEMENT

      This Fee Agreement (this "Agreement") is entered into as of the 12th day of September, 2003, by and between Crunch Acquisition Corp., a Delaware corporation (the "Company"), J.P. Morgan Partners, LLC, a Delaware limited liability company ("JPMP") and J.W. Childs Associates, L.P., a Delaware limited partnership ("JWC", and together with JPMP, the "Sponsors").

      WHEREAS, Crunch Acquisition Corp., a Delaware corporation ("Crunch Acquisition"), Crunch Holding Corp., a Delaware Corporation ("Crunch Holding") which is a wholly-owned subsidiary of Crunch Equity Holding, LLC, a Delaware limited liability company ("CEH"), and Pinnacle Foods Holding Corporation, a Delaware corporation ("Pinnacle") and a wholly-owned subsidiary of Crunch Holding entered into an Agreement and Plan of Merger, dated as of August 8, 2003 (the "Pinnacle Agreement"), with the Company;

      WHEREAS, pursuant to the Pinnacle Agreement, the Company will be merged with and into Pinnacle, with Pinnacle surviving the merger as a wholly-owned subsidiary of Crunch Holding (the "Transaction");

      WHEREAS, certain Affiliates (as defined herein) of JPMP and JWC will provide equity financing (the "Pinnacle Equity Financing") to CEH in connection with the consummation of the Transaction (the "Closing") pursuant to (i) the Operating Agreement of CEH, to be entered into on the date of the Closing (as such agreement may be replaced, amended, waived, supplemented or otherwise modified from time to time, the "Operating Agreement"), and (ii) the Members' Agreement, to be entered into on the date of the Closing, among CEH and the members party thereto (as such agreement may be replaced, amended, waived, supplemented or otherwise modified from time to time, the "Members' Agreement"). The Operating Agreement, the Members' Agreement and all other ancillary documents related thereto are collectively referred to as the "Documents";

      WHEREAS, the Sponsors are skilled in corporate finance, strategic corporate planning and other related areas and are providing advisory and other services to the Company and its subsidiaries in connection with (i) the negotiation and consummation of the Transaction, (ii) the senior secured financing being obtained in connection with the Initial Transaction, (iii) the senior unsecured subordinated note financing being obtained in connection with the Initial Transaction and, (iv) to the extent necessary, appropriate bridge financing (clauses (i), (ii), (iii), and (iv) collectively, the "Pinnacle Debt Financing"); and

      WHEREAS, certain capitalized terms used in this Agreement are defined in
Section 4 of this Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

      SECTION 1. PAYMENT OF FEES TO THE SPONSORS.

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            (a) Initial Transaction. In consideration of the services provided by each Sponsor in connection with the Transaction (including, without limitation, in connection with the Pinnacle Equity Financing and the Pinnacle Debt Financing), the Company shall pay to each Sponsor (or its designee) a cash fee equal to $2,425,000, payable concurrently with, and upon, the Closing. If the Closing does not occur, then no fees shall be payable to the Sponsors pursuant to this Section l(a).

            (b) Payments. Payments made pursuant to this Section 1 shall be paid by wire transfer of immediately available federal funds to the accounts specified on Exhibit A attached hereto, or to such other account(s) as each Sponsor may specify in writing to the Company.

      SECTION 2. EXPENSES; INDEMNIFICATION.

            (a) Expenses. The Company shall (i) pay on demand all fees and expenses incurred by the Sponsors and their Controlled Affiliates or any of them in connection with the Transaction, the Documents, the Pinnacle Debt Financing, and the Pinnacle Equity Financing, including, without limitation, the fees and expenses of O'Melveny & Myers LLP, counsel to JPMP, and Kaye Scholer LLP, counsel to JWC, and any other consultants or advisors retained by the Sponsors or their respective counsel, (ii) hold the Sponsors and their Controlled Affiliates harmless against all liability for the payment of all fees and expenses incurred from time to time by CEH or Crunch Holding in connection with CEH's or Crunch Holdings' performance and compliance with all agreements and conditions contained in the Pinnacle Agreement and the Documents on its or their part to be performed or complied with, (iii) pay on demand the reasonable costs and expenses (including fees and expenses of counsel, accountants and other advisors) incurred by the Sponsors or their Controlled Affiliates in connection with any amendment or waiver of, or enforcement of, any Document, (iv) pay on demand the reasonable fees and expenses incurred by the Sponsors and their Controlled Affiliates in any filing with any governmental authority with respect to their investment in CEH, the Transaction, or in any other filing with any governmental authority with respect to the Company or CEH that mentions the Sponsors or any of their Controlled Affiliates and (v) pay all other fees and incurred by the Sponsors and their Controlled Affiliates or any of them in connection with this Agreement. The provisions of this Section 2(a) are automatically assigned to any person who acquires from the Sponsors or their Controlled Affiliates any units of CEH.

            (b) Indemnity and Liability. The Company shall indemnify, defend, exonerate and hold each of JPMP, JWC, and each of their respective partners, shareholders, Controlled Affiliates, directors, officers, fiduciaries, employees, attorneys and agents and each of the partners, shareholders, directors, officers, fiduciaries, employees, attorneys and agents of each of the foregoing (collectively, the "Indemnitees") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and expenses in connection therewith, including, without limitation, reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to the execution, delivery, performance, enforcement or existence of this Agreement (including, without limitation, any indemnification obligation assumed or incurred by any Indemnitee to or on behalf of any Sponsor, or its accountants or other representatives, agents or Controlled Affiliates) except for any such Indemnified Liability arising on account of such Indemnitee's gross negligence or willful misconduct, and if and to the

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extent that the foregoing undertaking may be unenforceable for any reason, the
Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. None of the Indemnitees shall be liable to the Company or any of its Affiliates for any act or omission suffered or taken by such Indemnitee that does not constitute gross negligence or willful misconduct.

      SECTION 3. AMENDMENTS AND WAIVERS. No amendment or waiver of any term, provision or condition of this Agreement shall be effective, unless in writing and executed by each Sponsor and the Company. No waiver on any one occasion shall extend to or effect or be construed as a waiver of any right or remedy on any future occasion. No course of dealing of any person nor any delay or omission in exercising any right or remedy shall constitute an amendment of this Agreement or a waiver of any right or remedy of any party hereto.

      SECTION 4. DEFINED TERMS.

            (a) "Affiliate" means, with respect to any Person, any (i) director, officer, limited or general partner, member or stockholder holding 5% or more of the outstanding capital stock or other equity interests of such Person, and (ii) other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

            (b) "control" means, including, with correlative meaning, the terms "controlling," "controlled by" and "under common control with", with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or investment decisions of such Person, whether through the ownership of voting securities, by contract or otherwise.

            (c) "Controlled Affiliate" means, with respect to any Person, any
(i) director, officer, limited or general partner, member or stockholder holding 5% or more of the outstanding capital stock or other equity interests of such Person, and (i) any other Person that, directly or indirectly, through one or more intermediaries, is controlled by such Person.

            (d) "Person" shall be construed in the broadest sense and means and includes a natural person, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and any other entity and any federal, state, municipal, foreign or other government, governmental department, commission, board, bureau, agency or instrumentality, or any private or public court or tribunal.

      SECTION 5. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE; WAIVER OF JURY TRIAL.

            (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of New York to be applied.

            (b) ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS AGREEMENT MAY BE BROUGHT AND ENFORCED IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED

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STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, TO THE EXTENT
SUBJECT MATTER JURISDICTION EXISTS THEREFOR, AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF BOTH SUCH COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVE,S TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR THE SOUTHERN DISTRICT OF NEW YORK AND ANY CLAIM THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM. ANY JUDGMENT MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF.

            (c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

      SECTION 6. INDEPENDENT CONTRACTOR. The parties agree and understand that each Sponsor is and shall act as an independent contractor of the Company in the performance of its duties hereunder. Each Sponsor is not, and in the performance of its duties hereunder will not hold itself out as, an employee, agent or other representative of the Company.

      SECTION 7. ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect to such subject matter. The parties hereto represent and warrant that there are no other agreements or understandings regarding any of the subject matter hereof other than as set forth herein and covenant not to enter into any such agreements or understandings after the date hereof except pursuant to an amendment, modification or waiver of the provisions of this Agreement.

      SECTION 8. NOTICES. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

            If to the Company, to:

                  Crunch Acquisition Corp.
                  1221 Avenue of the Americas
                  New York, New York  10020
                  Attention: Official Notices Clerk
                  FBO: Stephen Murray
                  Telecopier: (212) 899-3401

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            If to JPMP, to:

                  J.P. Morgan Partners, LLC
                  c/o J.P. Morgan Partners, L.P.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: Official Notices Clerk
                  FBO: Stephen Murray
                  Telecopier: (212) 899-3401

            with a copy to:

                  O'Melveny & Myers LLP
                  30 Rockefeller Plaza
                  New York, New York 10112
                  Attention: Gregory A. Gilbert, Esq.
                  Telecopier: (212) 408-2420

            If to JWC, to:

                  J.W. Childs Associates, L.P.
                  111 Huntington Avenue - Suite 2900
                  Boston, MA 02199-7610
                  Attention: Adam Suttin
                  Telecopier: (617) 753-1101

            with a copy to:

                  Kaye Scholer LLP
                  425 Park Avenue
                  New York, N.Y. 10022
                  Attention: Steven C. Koval, Esq.
                  Telecopier: (212) 836-8689

      All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

      SECTION 9. SEVERABILITY. It is the desire and intent of the parties to this Agreement that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not be invalid, prohibited or

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unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

      SECTION 10. COUNTERPARTS. This Agreement may be executed in any number of original or facsimile counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

      SECTION 11. HEADINGS. All descriptive headings in this Agreement are inserted for convenience only and shall be disregarded in construing or applying any provision of this Agreement.

      SECTION 12. PREVAILING PARTY. If any legal action or other proceedings is brought for a breach of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and other costs incurred in bringing such action or proceeding, in addition to any other relief to which such party may be entitled.

                                    * * * * *

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      IN WITNESS WHEREOF, the parties hereto have executed this Fee Agreement on the date first written above.

                            CRUNCH ACQUISITION CORP.

                             By: /s/ JONATHAN LYNCH
                                 ------------------
                                 Name: Jonathan Lynch

                             CRUNCH HOLDING CORP.

                             By: /s/ JONATHAN LYNCH
                                 ------------------
                                 Name: Jonathan Lynch

                             J.P. MORGAN PARTNERS, LLC

                             By: /s/ JONATHAN LYNCH
                                 ------------------
                                 Name: Jonathan Lynch

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      IN WITNESS WHEREOF, the parties hereto have executed this Fee Agreement on the date first written above.

                          J.W. CHILDS ASSOCIATES, L.P.

                          By: J.W. Childs Associates, Inc.,
                              its general partner

                          By: /s/ ADAM SUTTIN
                              ---------------
                              Name: Adam Suttin

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                                                                       EXHIBIT A

J.P. Morgan Partners, LLC
J.P. Morgan Chase Bank
401 Madison Avenue
New York, New York 10017
ABA #: 021 000 021
Account #: 530-971-631
Contact: Elizabeth DeGuzman

J.W. Childs Associates, L.P.
Boston Private Bank & Trust Company
Boston, MA
ABA #011 002 343
Account Name:  J.W. Childs Associates, L.P.
Account #4054915